Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-E

KEY PERFORMANCE FACTORS
January 31, 1999



        Expected B Maturity                                         4/15/02


        Blended Coupon                                              5.1523%



        Excess Protection Level
          3 Month Average   5.88%
          January, 1999   5.81%
          December, 1998   6.12%
          November, 1998   5.72%


        Cash Yield                                  18.21%


        Investor Charge Offs                         4.95%


        Base Rate                                    7.45%


        Over 35 Day Delinquency                      5.29%


        Seller's Interest                            8.19%


        Total Payment Rate                          14.12%


        Total Principal Balance                     $40,086,865,639.98


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,284,946,121.49